UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 16, 2026

Yum China Holdings, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-37762	81-2421743
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Yum China Building
101 East Park Boulevard, Suite 805	20 Tian Yao Qiao Road
Plano, Texas 75074	Shanghai 200030
United States of America	People’s Republic of China

(Address, including zip code, of principal executive offices)

(469) 980-2898

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	YUMC	New York Stock Exchange
	9987	The Stock Exchange of Hong Kong Limited

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

The Purchase Agreement

On June 16, 2026, Yum China Holdings, Inc., a Delaware corporation (the “Company” or “Yum China”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”) with Yum! Brands, Inc., a North Carolina corporation (“Yum! Brands”). Yum! Brands and its affiliates are parties to existing master license and related arrangements with Yum China and its affiliates relating to the KFC, Taco Bell and Pizza Hut brands in the People’s Republic of China (excluding the Hong Kong and Macau Special Administrative Regions and Taiwan, the “PRC”). Pursuant to the Purchase Agreement, on the terms and subject to the conditions set forth therein, Yum China has agreed to purchase, and Yum! Brands has agreed to cause its indirect wholly owned subsidiary, Yum! International Finance Company, LLC, a Delaware limited liability company, to sell, all of the issued and outstanding membership interests (the “Interests”) of Willow Glade Investments, LLC, a Delaware limited liability company (“Willow Glade”) (such transaction, the “Transaction”). At the closing of the Transaction (the “Closing”), Willow Glade, together with its wholly owned subsidiaries (collectively, the “Acquired Companies”), will hold the intellectual property and related rights for the Pizza Hut brand in the PRC. In connection with the Transaction, the Company and Yum! Brands have agreed to enter into certain Related Agreements (as defined in the Purchase Agreement) at or prior to the Closing, including an amendment and restatement of the Company’s existing master license agreement with Yum! Brands for the KFC and Taco Bell brands in the PRC, which amended and restated agreement will be by and between YRI China Franchising, LLC (“YRICF”) and Yum Restaurants Consulting (Shanghai) Company Limited (“YCCL”) (as so amended and restated, the “Amended and Restated KFC/TB Master License Agreement”), and certain other agreements relating to the intellectual property rights for the Pizza Hut brand in the PRC.

Consideration

The transaction consideration for the Interests is US$1.2 billion in cash, payable at the Closing (the “Transaction Consideration”). The Transaction Consideration is fixed and is not subject to any post-Closing adjustment. Yum China intends to fund the Transaction Consideration through a combination of cash and debt financing.

Closing Conditions

The consummation of the Transaction is subject to the satisfaction or waiver of certain Closing conditions, including the absence of any law or governmental order that makes illegal or prohibits the consummation of the Transaction or the transactions contemplated by the Purchase Agreement or the ancillary agreements, the accuracy of the parties’ respective representations and warranties (subject to certain materiality qualifiers), and the performance in all material respects of the parties’ respective covenants. The consummation of the Transaction is not conditioned upon Yum China obtaining financing. The Purchase Agreement provides that each party is entitled to specific performance of the other party’s obligations, including, in the case of Yum! Brands, the right to specific performance to cause Yum China to consummate the Closing and fund the Transaction Consideration. In no event shall the Closing occur prior to the earlier of (i) August 17, 2026 and (ii) the date specified by Yum China in a written notice to Yum! Brands, provided that Yum China’s notice is delivered at least five (5) business days prior to such specified date.

Subject to the satisfaction or waiver, if permitted, of the Closing conditions described above, the Closing is expected to occur in the third quarter of 2026.

Termination Rights

The Purchase Agreement contains customary termination rights, including that the Purchase Agreement may be terminated (i) by the parties’ mutual written agreement, (ii) by either party if the Closing has not occurred on or prior to November 16, 2026, subject to certain limitations, (iii) by either party in the event of certain uncured breaches by the other party that would cause the related Closing conditions not to be satisfied, provided that the terminating party is not then in material breach of the Purchase Agreement, and (iv) by Yum! Brands under specified circumstances if Yum China fails to consummate the Closing after all of its Closing conditions have been satisfied and Yum China is required to close pursuant to Section 2.2 of the Purchase Agreement, and it has received notice that Yum! Brands is prepared to close. If the Purchase Agreement is validly terminated, neither party will have liability to the other party except for fraud or willful breach. Damages for willful breach are not limited to reimbursement of expenses or out-of-pocket costs, and may include the benefit of the bargain lost by the non-breaching party. The Purchase Agreement does not provide for any termination fees.

Other Terms of the Purchase Agreement

The Purchase Agreement contains customary representations, warranties and covenants for a transaction of this scope, size and type, including, among other things, customary covenants relating to (i) the conduct of the business of the Acquired Companies between the signing of the Purchase Agreement and the Closing and (ii) the efforts of the parties to cause the Transaction to be consummated. The parties’ representations and warranties do not survive the Closing. Following the Closing, each party’s remedies against the other are limited to claims (w) for breach of covenants and agreements that by their terms survive and require performance following the Closing, (x) in the case of Yum China, pursuant to the tax indemnity provided by Yum! Brands with respect to certain pre-Closing tax liabilities, (y) under the Related Agreements and Surviving Intercompany Agreements (as defined in the Purchase Agreement), and (z) for fraud.

In accordance with the Purchase Agreement, if Yum! Brands and its affiliates consummate the sale of the Pizza Hut business outside of the PRC prior to the Closing, (a) Yum China and Yum! Brands, as applicable, are required to cause certain other Related Agreements to be executed and delivered in the forms attached to the Purchase Agreement at or before such closing, and (b) Yum! Brands would cause certain existing intercompany agreements to be terminated at or before such closing.

The foregoing description of the Purchase Agreement is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the Purchase Agreement, a copy of which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending June 30, 2026.

Amended and Restated KFC/TB Master License Agreement

The Amended and Restated KFC/TB Master License Agreement will govern YCCL’s ongoing right and license to use certain intellectual property associated with the KFC and Taco Bell brands in the PRC.

The Amended and Restated KFC/TB Master License Agreement will amend the existing master license agreement between YRICF and YCCL to, among other things, (i) provide Yum China the opportunity to earn certain annual financial incentives over the next twelve years based on the achievement of specified KFC system sales growth targets, and (ii) establish the terms on which the parties will work together to develop potential long-term growth plans for Taco Bell in the PRC.

The foregoing description of the Amended and Restated KFC/TB Master License Agreement is only a summary, does not purport to be complete, and is qualified in its entirety by reference to the full text of the Amended and Restated KFC/TB Master License Agreement, a copy of which will be filed as an exhibit to the Company’s filing with the SEC following the Closing.

Forward Looking Statements

The foregoing contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements relating to the Transaction, the expected timing, benefits and impact of the Transaction, expectations regarding Closing timing, and financing of the Transaction. The Company intends all forward-looking statements to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally can be identified by the fact that they do not relate strictly to historical or current facts and by the use of forward-looking words such as “expect,” “expectation,” “believe,” “anticipate,” “may,” “could,” “intend,” “belief,” “plan,” “estimate,” “target,” “predict,” “project,” “likely,” “will,” “continue,” “should,” “forecast,” “outlook,” “commit” or similar terminology. These statements are based on current estimates and assumptions made by the Company in light of the Company’s experience and perception of historical trends, current conditions and expected future developments, as well as other factors that the Company believes are appropriate and reasonable under the circumstances, but there can be no assurance that such estimates and assumptions will prove to be correct. Forward-looking statements include, without limitation, statements about the benefits, timing, and impact of the Transaction, the potential KFC financial incentives, expectations regarding the timing of the Closing, and financing of the Transaction. Forward-looking statements are not guarantees of performance and are inherently subject to known and unknown risks and uncertainties that are difficult to predict and could cause the Company’s actual results or events to differ materially from those indicated by those statements. The Company cannot assure you that any of the Company’s expectations, estimates or assumptions will be achieved. The forward-looking statements included in this Current Report on Form 8-K are only made as of the date of this Current Report on Form 8-K, and the Company disclaims any obligation to publicly update any forward-looking statement to reflect subsequent events or circumstances, except as required by law. Numerous factors could cause the Company’s actual results or events to differ materially from those expressed or implied by forward-looking statements. Factors that could cause actual results to differ materially include, among others, risks relating to the consummation of the Transaction, including the possibility that the conditions to the consummation of the Transaction will not be satisfied in the anticipated timeframe or at all, risks related to the ability to realize the anticipated benefits of the Transaction, risks related to the availability, terms and cost of debt financing, transaction costs, tax and accounting treatment, changes in consumer demand or competitive conditions, failure to achieve the potential KFC financial incentives, and risks that the Transaction may not result in the anticipated long-term value creation and negative effects of the announcement or failure to consummate the Transaction on the Company’s operating results or market price of its securities. In addition, other risks and uncertainties not presently known to the Company or that the Company currently believes to be immaterial could affect the accuracy of any such forward-looking statements. All forward-looking statements should be evaluated with the understanding of their inherent uncertainty. You should consult the Company’s filings with the Securities and Exchange Commission (including the information set forth under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q) for additional detail about factors that could affect the Company’s financial and other results.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YUM CHINA HOLDINGS, INC.

	By:	/s/ Pingping Liu
Name: Pingping Liu
Title: Chief Legal Officer
Date: June 16, 2026